Exhibit (q)(4)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Asian Small Companies Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

          Signature                      Title                      Date
          ---------                      -----                      ----

/s/ Hon. Robert Lloyd George  President, Principal Executive   November 5, 2001
--------------------------    Officer and Trustee
Hon. Robert Lloyd George


/s/ James L. O'Connor        Treasurer and Principal Financial November 20, 2001
--------------------------   and Accounting Officer
James L. O'Connor


/s/ Hon. Edward K.Y. Chen               Trustee                November 5, 2001
--------------------------
Hon. Edward K.Y. Chen


/s/ Donald R. Dwight                    Trustee                November 5, 2001
--------------------------
Donald R. Dwight


/s/ James B. Hawkes                     Trustee                November 5, 2001
--------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                Trustee                November 5, 2001
--------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                    Trustee                November 5, 2001
--------------------------
Norton H. Reamer


/s/ Lynn A. Stout                       Trustee                November 5, 2001
--------------------------
Lynn A. Stout


/s/ Jack L. Treynor                     Trustee                November 5, 2001
--------------------------
Jack L. Treynor